Exhibit 31.4
Certification of Chief Financial Officer pursuant to Exchange Act Rules 13a-14 and 15d-14, as adopted pursuant to Section 302 of Sarbanes-Oxley Act of 2002
I, Louis J. Arcudi, III, certify that:
     1. I have reviewed this Amendment No. 1 on Form 10-K/A of Idera Pharmaceuticals, Inc.; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/Louis J. Arcudi, III Louis J. Arcudi, III
Chief Financial Officer
Dated: December 24, 2008